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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):       July 21, 2000
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                            NOBLE INTERNATIONAL, LTD.
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             (Exact name of registrant as specified in its charter)
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       Delaware                                    001-13581                             38-3139487
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(State or other jurisdiction                (Commission File Number)            (IRS Employer Identification No.)
of incorporation)
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                      20101 Hoover, Detroit, Michigan 48205
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       (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:     (313)245-5600
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         33 Bloomfield Hills Pkwy., Ste. 155, Bloomfield Hills, MI 48304
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          (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 21, 2000, Noble International, Ltd. (the "Company"), through its wholly owned subsidiary, Noble Holdings, Ltd., a Michigan corporation ("NH") consummated the acquisition of all of the outstanding capital stock of DSI Holdings, Inc., a Texas corporation ("DSI"), through a purchase from all of the shareholders of DSI. The aggregate consideration paid for the purchase of DSI (the "DSI Acquisition") consisted of Nineteen Million Eight Hundred Twenty- Nine Thousand Four Hundred Eighty Six Dollars ($19,829,486.00), payable through Seventeen Million Nine Hundred Thousand Dollars ($17,900,000.00) in cash, and One Hundred Forty- Eight Thousand Four Hundred Twenty Two Shares of the Company's common stock, valued at $13.00 per share. The shares carry a four year Put provision which allows the selling shareholders to put their stock back to the Company at $13.00 per share.

         DSI is a dedicated provider of delivery service of auto parts from stocking dealers to the retailers and auto dealers of those parts. DSI also provides dealers and wholesale parts distributors who distribute their parts to outlying communities with a mechanism to assure effective delivery of those parts. DSI utilizes independent contractors to delivery the parts, thereby reducing the overall number of employees. The Company intends to continue to operate the business in substantially the same manner.

         The Company used monies available under its secured revolving credit facility with Comerica Bank to pay the cash portion of the DSI Acquisition.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  2.1 Share Purchase Agreement among Noble International, LTD., Noble Holdings, Ltd. and DSI Holdings, Inc., Stephen Ray Savant, Cyril Ray Yates, Christopher Michael Cassels, James Christopher Delahoussaye, Kevin Devaughn, Larry Browne, and Herbert H. Fields dated July 13, 2000.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NOBLE INTERNATIONAL, LTD.,
                                           a Michigan corporation
                                           (Registrant)


Date: January  7, 2000                     By:  /s/ Michael C. Azar
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                                                Michael C. Azar,
                                                Secretary and General Counsel







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                                 EXHIBIT INDEX


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Exhibit No.              Description
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     2.1                 Share Purchase Agreement

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